UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2004

        KANA Software, Inc.
(Exact name of registrant as specified in its charter)

        Delaware
(State of Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(I.R.S. Employer Identification Number)

181 Constitution Drive
      Menlo Park, California 94025
(Address of principal executive offices, including zip code)

        (650) 614-8300
(Registrant's telephone number, including area code)

        Not Applicable
(Former name or former address, if changed since last report)

Item 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 1, 2004 KANA issued a press release announcing its preliminary financial results for the quarter ended March 31, 2004 and certain other information. This press release has been furnished as Exhibit 99 to this Current Report and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of KANA under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2004

KANA Software, Inc.

By:	/s/ John Huyett

John Huyett
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99          Press release dated April 1, 2004 by KANA